UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016 (October 5, 2016)

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Avenue #180 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Offering

On October 12, 2016, Inventergy Global, Inc. (the “Company”) completed a public offering of 6,000,000 shares of common stock (the “Shares”) for total gross proceeds of approximately $6.0 million (the “Offering”). The Company’s net proceeds from the Offering, after deducting the offering expenses and Placement Agent fees, were approximately $5.3 million.

In connection with the issuance of the Shares, each purchaser will receive a warrant (the “Warrants”) to purchase up to the number of shares of the Company’s common stock equal to 100% of the number of Shares purchased by the Purchaser pursuant to the Purchase Agreement. The Warrants have an exercise price of $1.00 per share, are exercisable immediately upon issuance and expire five years from the date of issuance.

In connection with the Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors. The Purchase Agreement contains customary representations, warranties and agreements by the Company, as well as customary conditions to closing, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties. The representations, warranties and covenants contained in the Purchase Agreement, made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties.

Chardan Capital Markets, LLC (the “Placement Agent”), acted as the sole book runner in connection with the Offering and Dawson James Securities, Inc. acted as a co-manager. Pursuant to a placement agency agreement (the “Placement Agency Agreement”), dated October 6, 2016, between the Company and the Placement Agent, the Company paid the Placement Agent a cash fee equal to 8% of the aggregate gross cash proceeds of the Offering and issued the Placement Agent a warrant to purchase shares of common stock equal to 4% of the common stock issued in the Offering.

The Offering was made pursuant to the Company’s effective registration statement on Form S-1 (Registration Statement No. 333-211211), which was previously filed with the Securities and Exchange Commission, and a prospectus thereunder. The securities may be offered only by means of a prospectus, including a final prospectus, forming a part of the effective registration statement. The final prospectus relating to the offering of the securities has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov.

The foregoing descriptions of the Placement Agency Agreement, the Purchase Agreement and the Warrants are qualified in their entireties by reference to the full text of the Placement Agency Agreement, the form of Purchase Agreement and the form of Warrant, copies of which are attached hereto as Exhibit 1.1, Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Agreements with Existing Investors

On October 5, 2016, in connection with this offering, we entered into an agreement (the “Consent”) to adjust the initial conversion price of the warrants issued in the Series C Preferred stock offering in January 2016, Series E Preferred stock offering in July 2016 and the registered direct offering in May 2016 to $1.00 per share, $1.43 per share and $1.86 per share, respectively, subject to adjustment. In addition, we agreed to increase the redemption amount payable to holders of the Series E Preferred stock after January 25, 2017 to 165% of the aggregate stated value then outstanding. The Consent also provides for the order of priority for redeeming the holders of the Series C Preferred Stock and Series E Preferred Stock from the net proceeds of this Offering. The form of Consent is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Company’s expectations regarding the completion of the offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events may differ materially from those set forth in this report due to risks and uncertainties associated with the satisfaction of the conditions to close the offering. Risk factors related to us, our business and the offering are discussed under “Risk Factors” and elsewhere in our prospectus, dated October 7, 2016, with respect to the offering described above, and in our Annual Report on Form 10-K for the year ended December 31, 2015 and other filings with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2016, the Company issued a press release announcing the Offering. A copy of the Company’s press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Item 8.01.	Other Events.

As previously reported in a Current Report on Form 8-K, dated September 7, 2016, the Company had been granted an extension to regain compliance with the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”), subject to the Company completing certain transactions on or before September 30, 2016 and October 15, 2016, respectively. On October 7, 2016, the Company received written notification from the Nasdaq Hearings Panel (the “Hearings Panel”) that, upon closing the Offering, the Company will have regained compliance with the $2.5 million stockholders equity requirement necessary to maintain continued listing on Nasdaq, such continued listing being subject to the Company’s delivery of certain financial information to the Hearings Panel on or before October 15, 2016. As the Company is still required to deliver certain information to the Hearings Panel, there can be no assurance that the Company will be successful in maintaining its listing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agency Agreement, dated October 6, 2016, between Inventergy Global, Inc. and Chardan Capital Markets, LLC.

4.1	Form of Warrant.

10.1	Form of Securities Purchase Agreement, dated October 6, 2016, by and between Inventergy Global, Inc. and the Purchasers party thereto.

10.2	Form of Consent, dated October 5, 2016.

99.1	Press release, dated October 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2016

INVENTERGY GLOBAL, INC.

By:	/s/ Joseph W. Beyers
Name: Joseph W. Beyers
Title: Chief Executive Officer